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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

FULGENT GENETICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37894	81-2621304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4399 Santa Anita Avenue El Monte, California	91731
(Address of Principal Executive Offices)	(Zip Code)

(626) 350-0537

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FLGT	The Nasdaq Stock Market (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 18, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Fulgent Genetics, Inc. (the “Company”), the Company’s stockholders voted to approve the amendment and restatement of the Company’s 2016 Omnibus Incentive Plan (the “Amended Plan”) increasing the number of shares of common stock reserved for issuance thereunder by 3 million shares.

The Amended Plan is described in further detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023 (the “Proxy Statement”), which description is incorporated herein by reference. The complete text of the Incentive Plan is set forth in Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 18, 2023 at 9:00 a.m. Pacific Standard Time, the Company held its Annual Meeting at the Company’s offices at 4399 Santa Anita Avenue, El Monte, California 91731. Of the Company’s 29,692,195 shares of common stock issued and outstanding and eligible to vote as of the record date of March 23, 2023, a quorum of 23,914,817 shares, or approximately 81% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the Company’s Proxy Statement. The following actions were taken at the Annual Meeting:

Proposal 1

Election of the following nominees as directors of the Company, each to serve until the 2024 Annual Meeting and until his or her successor is duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Vote
Ming Hsieh	19,263,232	328,280	4,323,305
Michael Nohaile, Ph.D.	18,992,081	599,431	4,323,305
Regina Groves	19,316,955	274,557	4,323,305
Linda Marsh	12,574,024	7,017,488	4,323,305

Proposal 2

Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
23,754,565	130,264	29,988	—

Proposal 3

Approval, on a non-binding advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
18,882,872	607,633	101,007	4,323,305

Proposal 4

Approval of an amendment and restatement of the Company’s 2016 Omnibus Incentive Plan increasing the number of shares of common stock reserved for issuance thereunder by 3 million shares.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
10,762,154	8,732,947	96,411	4,323,305

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1+	Amended and Restated 2016 Omnibus Incentive Plan of the Registrant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+Management compensation plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2023	FULGENT GENETICS, INC.

	By:	/s/ Paul Kim
	Name:	Paul Kim
	Title:	Chief Financial Officer